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                            Numeric Investors L.P.

                     n/i numeric investors Micro Cap Fund
                       n/i numeric investors Growth Fund
                   n/i numeric investors Growth & Value Fund
                  n/i numeric investors Larger Cap Value Fund
                  n/i numeric investors Small Cap Value Fund

                 (Investment Portfolios of The RBB Fund, Inc.)

                       Supplement dated October 26, 1999
                     to Prospectus dated December 28, 1998

     The description of the investment adviser on page 14 of the Prospectus is amended as follows:

All investment decisions with respect to the Funds are made by a team of Numeric's Portfolio Management Department, which is subject to the supervision of Langdon B. Wheeler. Mr. Wheeler is the founder, President and Chief Investment Officer of Numeric Investors L.P.(R). Mr. Wheeler received his MBA from Harvard University and an undergraduate degree from Yale University. No one person is responsible for making recommendations to that team.